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                                                                   EXHIBIT 23(a)
                                                                   -------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated February 10, 2000 incorporated by reference in UnitedHealth Group's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                     /s/ Arthur Andersen LLP

Minneapolis, Minnesota,
January 12, 2001